EXHIBIT 10.2
                                AMENDMENTS TO THE
                       CENTURY TELEPHONE ENTERPRISES, INC.
                       STOCK BONUS PLAN, PAYSOP AND TRUST

STATE OF LOUISIANA

PARISH OF OUACHITA

      BE IT KNOWN, that on this 1st day of January, 1997, before me, a Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:

      PERSONALLY CAME AND APPEARED:

      CENTURY TELEPHONE ENTERPRISES, INC., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Settlor and Employer, which hereby executes the following amendments to the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust, such amendments to be effective as of January 1, 1997:

      Insert the following as Section 5.5:

      1.    "5.5  AGE 65 DISTRIBUTIONS.

            Upon the attainment of the age of 65 years, a Participant shall be entitled to elect a distribution of all or a portion of his Account in the Plan. A Participate who elects to receive a distribution pursuant to this Section 5.5 shall continue to be eligible to participate in the Plan on the same basis as any other Participant."

      2.    Add the following paragraph at the end of Section 6.3:

            "The beneficiary of a Participant who is married at the time of his death shall be his surviving spouse unless his surviving spouse consents in writing on the form provided for that purpose by the Plan Administrator to the designation of another beneficiary. A consent by a Participant's spouse shall not be effective unless such consent is witnessed by the Plan Administrator or a Notary Public."

      3.    Add the following paragraph at the end of Section 6.4:
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            "If a Participant who is married at the time of his death has not properly designated a beneficiary other than his spouse in accordance with the last paragraph of Section 6.3, the Participant's beneficiary shall be his surviving spouse."

      4.    Renumber Sections 5.5 and 5.6 as Sections 5.6 and 5.7, respectively.

      5. Revise the Table of Contents of the Plan in accordance with the above, as follows:

            SECTION 5.......................................................29
                  BENEFITS PAYABLE AFTER NORMAL RETIREMENT..................29
                      5.1   Optional Methods of Payment Available at
                            Retirement..................................... 29
                      5.2   Manner of Payment Following Commencement of
                            Payments........................................30
                      5.3   Required Beginning Date............ ............30
                      5.4   Determination of Amount to be Distributed Each
                            Year............................................30
                      5.5   Age 65 Distributions............................30
                      5.6   Definitions.....................................31
                      5.7   Small Accounts..................................31

      THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                                CENTURY TELEPHONE ENTERPRISES, INC.

/s/ Linda Vaughn                          BY: /s/ R. Stewart Ewing, Jr.
____________________                          _____________________________
                                              R. Stewart Ewing, Jr.
                                              Senior Vice President and
/s/ Bette B. Watts                            Chief Financial Officer
____________________

                              Billy R. Temple
                        _____________________________
                               NOTARY PUBLIC

                    ACCEPTANCE OF AMENDMENTS BY THE TRUSTEE

STATE OF LOUISIANA

PARISH OF OUACHITA

      On this 25th day of June, 1997,

      BEFORE ME, a Notary Public, and in the presence of the undersigned competent witnesses, personally came and appeared:

                     REGIONS BANK OF LOUISIANA

which declared that it is appearing herein for the purpose of accepting and it does hereby accept the Amendments to the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust adopted the Settlor on the 1st day of January, 1997.

      THUS DONE AND SIGNED at Monroe, Louisiana, on the date first above written.

WITNESSES:                                REGIONS BANK OF LOUISIANA

  /s/ Linda G. Foss                       BY:  /s/ Barry Bledsoe
______________________________               _____________________________
                                                 Barry Bledsoe
                                                 Executive Vice President
 /s/ Doris E. Gatlin
______________________________


                         /s/  Cathy M. Yelverton
                         ________________________
                               NOTARY PUBLIC